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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 23, 2007




                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         California                  0-23001                     95-3876317
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)


                                 (310) 330-2700
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                         (Registrant's Telephone Number)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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ITEM 1.01  ENTRY INTO A MATERIAL AGREEMENT

           On August 23, 2007, Signature Eyewear, Inc. entered into an amendment to its license agreement for its bebe eyewear line extending the license term from January 31, 2008 to June 30, 2010.





























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:   August 23, 2007                            SIGNATURE EYEWEAR, INC.




                                                    By: /s/ Michael Prince
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                                                        Michael Prince
                                                        Chief Executive Officer



























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